Exhibit 99.1

www.cnspharma.com 2100 West Loop South, Suite 900 Houston, TX 77027 (800) 946 - 9185 NASDAQ: CNSP December 2021

CNS pharmaceuticals 2 Forward - Looking Statements This presentation incorporates information from materials filed with the SEC and contains forward - looking statements . All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of most recent Form 10 - K as updated by any subsequent Form 10 - Q filings . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements .

CNS pharmaceuticals 3 Corporate Overview

CNS pharmaceuticals 4 Investment Highlights • Developing anti - cancer drug candidates for the treatment of primary and metastatic brain and CNS cancer • Two lead programs initially developed by Dr. Waldemar Priebe, Professor of Medicinal Chemistry at The University of Texas MD Anderson Cancer Center • Management team with proven drug development experience with multiple successful approvals and advisors with BD and commercial launch planning experience Two Lead Programs with Multiple Value Driving Milestones in 2021 and 2022 Berubicin Novel anthracycline candidate with positive Phase 1 trial data including one patient with a Durable Complete Response lasting over 14 years with no on - going treatment Initiated potentially pivotal study in lead indication, glioblastoma multiforme (GBM), in May 2021, with an expected interim analysis available in 1H 2023 Multiple opportunities to access additional primary and metastatic brain cancer indications to generate significant additional commercial potential WP1244 / WP1874 Novel class of DNA - binding agents believed to be 500x more potent than daunorubicin in inhibiting tumor cell proliferation 2022: Filing IND Focused Mission on Brain/CNS Cancers with Leading Founder and Strong Management Team

CNS pharmaceuticals 5 Oncology Pipeline PRODUCT SPONSOR INDICATION RESEARCH PRECLINICAL PHASE 1 PHASE 2 Berubicin CNS GBM (Global, adults) Berubicin WPD* GBM (EU, adults) Q1 2022 Initiate Phase 2 Berubicin WPD* GBM (EU, pediatric) Q1 2022 Initiate Phase 1 Berubicin CNS Metastatic Lung & Breast, CNS Lymphoma 2021 - 2022 Conduct Pre - Clinical WP1244 / WP1874 CNS CNS tumors 2021 - 2022 Conduct Pre - Clinical Potentially Pivotal Trial Begun Q2 2021 * WPD Pharmaceuticals is a sublicensee holding rights to portions of Eastern Europe and Western Asia. They are conducting sup por ting trials of Berubicin.

CNS pharmaceuticals 6 Distinctive record of business successes and more than 15 years of experience managing the operations, strategies and finances of public and private companies. PRESIDENT & CHIEF EXECUTIVE OFFICER John M. Climaco , Esq Board certified hematologist/medical oncologist with extensive experience in clinical development of novel therapies for the treatment of cancer. Played key roles in the development of many drugs including Gleevec Œ , for which she led global clinical development at Novartis. CHIEF MEDICAL OFFICER Sandra L. Silberman, MD, PhD Over 35 years of drug development experience and responsible for the development of Carboplatin, one of the world’s leading cancer drugs, acquired by Bristol - Myers Squibb and with annual sales of over $500 million. CHIEF SCIENTIFIC OFFICER Donald Picker, PhD Management Team Nearly 20 years of finance and investment banking experience primarily in the healthcare industry including significant M&A transaction experience, experience in raising both public and private capital across the capital structure, and bank debt financing. CHIEF FINANCIAL OFFICER Christopher S. Downs, CPA Over 20 years in pharma leading business development, alliance management, commercialization, product management, R&D program team leadership, and strategic planning. Led BD efforts culminating in $2.2 billion acquisition of Peloton Therapeutics by Merck. BUSINESS DEVELOPMENT ADVISOR Scott Cullison , MBA

CNS pharmaceuticals 7 Dr. Priebe is a Professor of Medicinal Chemistry in the Section of Immunobiology and Drug Carriers in the Department of Bioimmunotherapy at The University of Texas MD Anderson Cancer Center. Dr. Priebe is the inventor of more than 50 patents and the author of more than 200 scientific publications. As the founder or founding scientist of 6 pharmaceutical companies, including three listed on NASDAQ, Dr. Priebe has been integral in advancing several drugs through the pipeline, five of which entered clinical development. Dr. Priebe led the research that formed basis for the development of agents with high brain uptake (BBB crossing) and is the discoverer of our lead drug candidate Berubicin . Waldemar Priebe, PhD Dr. Hsu is currently a member of Neuro - Oncology and Neuroscience Services at Memorial Hermann. He is a fellowship trained and certified by the American Board of Psychiatry and Neurology, with extensive experience in the evaluation and treatment of neurological disorders in cancer patients. He specializes in primary brain tumors as well as brain and spinal cord metastases, cancer neurology and the treatment of chemotherapy neurotoxicity. His most recent research has focused on novel therapies for recurrent primary CNS lymphoma, recurrent glioblastoma multiforme and intralumbar injections for cancer therapy, and he has several patents granted and pending for his treatments. Most uniquely, Dr. Hsu personally treated patients with Berubicin in the Phase 1 clinical trial sponsored by Reata, including one patient with a durable complete response who is still alive today. Sigmund Hsu, MD Scientific Advisors

CNS pharmaceuticals 8 Berubicin Overview

CNS pharmaceuticals 9 Executive Summary: Berubicin NOVEL ANTHRACYCLINE CANDIDATE FOR THE TREATMENT OF SEVERAL SERIOUS ONCOLOGY INDICATIONS: GBM and Beyond in Other CNS Cancers • Encouraging data from Phase 1 study (44% of Phase 1 patients obtained clinical benefit of stable disease or better; this outcome increases to 49% in the subset of Avastin - naïve patients) • One Complete Response Remains Cancer - Free ~14 Years Post - Treatment • Two - Partial Responders with 80% Tumor Shrinkage • Initiated potentially pivotal study in lead indication, recurrent glioblastoma, in May 2021 in US • Orphan Drug Designation in the U.S. with plans to file in E.U. • Fast Track Designation in U.S. with plans to file in E.U. • Redundant, risk - mitigated manufacturing strategy with production in the U.S. and in Europe • Expansion opportunities into metastatic tumors create multi - billion $ market opportunity Could provide 7 - 10+ years of market exclusivity

CNS pharmaceuticals 10 Glioblastoma Multiforme (GBM) 1: https://braintumor.org/take - action/about - gbm/ 2: 8 Major Markets includes USA, France, Germany, Italy, Spain, UK, Japan and urban China 3: Global Data, “Glioblastoma Multiforme (GBM): Opportunity Analysis and Forecasts to 2027” (2017) One of the most aggressive, deadly and treatment - resistant cancers that forms in the brain Current standard of care ineffective in ~60% of patients 12 - 18 months: Average life expectancy 1 Can affect cognition, mood, behavior and organ function 12 – 18 MONTHS Average life expectancy 1 >50,000 New cases in the 8 Major Markets 2 each year 3 ~10,000 Deaths in the U.S. annually 1 ~48% Of all primary malignant brain tumors 1 >151,000 Forecast of Annual New cases in the 8 Major Markets 2 by 2027 3

CNS pharmaceuticals 11 BERUBICIN IS THE FIRST ANTHRACYCLINE TO APPEAR TO CROSS THE BLOOD - BRAIN BARRIER AND IS DESIGNED TO CONCENTRATE IN TUMOR TISSUE WITHIN THE BRAIN Berubicin for the Treatment of GBM Mechanism of Action Berubicin has selective uptake in tumor tissue and high brain concentration provides potential for limited off - site systemic toxicity Anthracyclines are among the most effective anti - cancer treatments Berubicin is designed to abrogate transport by MDR - associated ATP Binding Cassette Transporter Proteins Berubicin: • Synthetic 4’ - O - Benzylated doxorubicin analog • Topoisomerase II Inhibitor • Highly cytotoxic • Highly lipophilic 40% 60% C OH 14 CH 2 R O O NH 3 HO H 3 C + 4 3 OH O OH O O CH 3 O 9 7 Minor groove binding And ∆ G pe R=OH – Doxorubicin R=H - Daunorubicin Anchor (H Bonds) H - Bonds with N2 and N3 of guanine Intercalation

CNS pharmaceuticals 12 Demonstrated Clinical Response in GBM * This does not always mean the cancer is cured. Also called a complete remission: www.cancer.gov/publications/dictionaries/cancer - terms/def/complete - response 6 MO. POST - TREATMENT Berubicin Phase 1 Results PRE - TREATMENT • 44% subjects demonstrated “stable disease or better 1 ” • One subject remains cancer - free ~14 years following treatment • Two partial responses with up to 80% tumor shrinkage • Evidence of improved overall survival beyond median survival rate • MTD: 7.5 mg/m 2 PRE - TREATMENT 6 MO. POST - TREATMENT Complete Response at 6 - month Post Treatment* 1. SD is defined as 0 - 25% by dimensional product as performed by MacDonald Criteria.

CNS pharmaceuticals 13 Potentially Pivotal Study • Dose Berubicin 7.1 mg/m2 IV infusion vs. Lomustine 130 mg/m2 oral • Clinical Sites ~60 centers across; North America, Europe and Asia Pacific • Primary Endpoint Overall Survival (OS) • Secondary Endpoints Duration of Response ( DoR ); Objective Response Rate (ORR); Individual components of the ORR (CR/PR); Progression Free Survival at 6 Mon. (PFS6); Disease Control Rate (DCR); Event Free Survival (EFS); Safety of the recommended Phase 2 dose Pharmacokinetics (PK) ADAPTIVE, MULTICENTER, OPEN - LABEL RANDOMIZED STUDY IN ADULT PATIENTS WITH RECURRENT GLIOBLASTOMA MULTIFORME (WHO GRADE IV) AFTER FAILURE OF STANDARD FIRST - LINE THERAPY Initiated May 2021 ~243 SUBJECTS ENROLLED BERUBICIN 162 subjects LOMUSTINE 81 subjects Randomized: 2:1 7.1 mg/m2 IV infusion for 2 hours for 3 consecutive days followed by 18 days off study drug Single oral dose of 130 mg/m2 every 6 weeks, or per the full prescribing information INTERIM ANALYSIS When 50% of planned subjects reach 6 months in study Patient Dosing Commenced Q3 2021

CNS pharmaceuticals 14 Open Label Phase 2 Study in Europe Adult Study Expected to Commence 1Q 2022 • Dose Berubicin 7.1 mg/m2 IV infusion • Primary Endpoint Objective Response Rate (ORR) • Secondary Endpoints Duration of Response ( DoR ); Overall Survival (OS); Individual components of the ORR (CR/PR); Progression Free Survival at 6 Mon. (PFS6); Disease Control Rate (DCR); Event Free Survival (EFS); Safety of the recommended Phase 2 dose Pharmacokinetics (PK) ~60 SUBJECTS ENROLLED 7.1 mg/m2 IV infusion for 2 - hours for 3 consecutive days followed by 18 days off study drug Berubicin INTERIM ANALYSIS First 18 patients H2 2022 GRANT FUNDED ($6M) AT NO COST TO CNS PHARMA CONDUCTED BY EUROPEAN PARTNER, WPD PHARMACEUTICALS

CNS pharmaceuticals 15 Expansion Into Other Cancers INDICATION PATIENT POPULATION ESTIMATED U.S. PATIENTS COMMENTS Primary Brain Tumors Relapsed High Grade Gliomas 15,000 Existing data in this population Brain Metastases - Combination with Radiation Therapy Small Cell Lung Cancer 56,500 Anthracycline sensitive, but not currently used Patients receive prophylactic radiation to prevent mets Non - Small Cell Lung Cancer 56,000 Anthracycline naïve population Metastatic Breast Cancer 45,000 Anthracyclines are highly effective against breast cancer and historically used first line Growing trend to treat Her - 2+ women with Herceptin without anthracycline to minimize cardiotoxicity Success could drive off - label use in breast cancer patients at risk of developing brain metastases CNS Lymphoma 2 nd Line After Methotrexate Failure 1,200 Accelerated approval opportunity (no 2 nd line therapy) Anthracycline sensitive Small population would make trial a challenge

CNS pharmaceuticals 16 Intellectual Property Berubicin • Berubicin’s primary protection is currently the Orphan Drug Designation which provides marketing exclusivity in US market for 7 - years post NDA approval • Additional protection is offered as a New Chemical Entity • CNS is exploring potential additional patent filings covering manufacturing and other areas • Upcoming filing in the E.U. for Orphan Drug Designation will provide 10 - years of protection in Europe following approval

CNS pharmaceuticals 17 Lead Compound: Berubicin NOVEL ANTHRACYCLINE CANDIDATE FOR THE TREATMENT OF SEVERAL SERIOUS ONCOLOGY INDICATIONS x 44% OF PHASE 1 PATIENTS (AND 49% OF AVASTIN - NAÏVE PATIENTS) OBTAINED CLINICAL BENEFIT OF STABLE DISEASE OR BETTER x ONE COMPLETE RESPONDER FROM PHASE 1 REMAINS CANCER - FREE APPROXIMATELY 14 YEARS FOLLOWING TREATMENT x TWO PARTIAL RESPONDERS WITH UP TO 80% TUMOR SHRINKAGE • Initiated potentially pivotal study in lead indication, recurrent glioblastoma, in May 2021 • Orphan Drug Designation in the U.S. with plans to file in E.U. • Fast Track Designation in U.S. with plans to file in E.U. • Redundant, risk - mitigated manufacturing strategy with production in the U.S. and in Europe • Expansion opportunities into metastatic tumors

CNS pharmaceuticals 18 Remaining Pipeline and Value Driving Milestones

CNS pharmaceuticals 19 WP1244 / WP1874 TECHNOLOGY ORIGINALLY DEVELOPED AND LICENSED FROM THE UNIVERSITY OF TEXAS MD ANDERSON CANCER CENTER • CNS licensed the WP1244 patent portfolio which now includes WP1874, a new formulation which includes a different salt to increase solubility and improve stability • Believed to be 500x more potent than daunorubicin in inhibiting tumor cell proliferation • Target Indications: • Brain cancers • Pancreatic • Ovarian • Lymphomas • Technology utilizes anthracycline and distamycin - based scaffolds to create small molecule agents • Preclinical studies demonstrated high uptake in the brain with antitumor activity • Sponsored Research Agreement with The University of Texas MD Anderson Cancer Center A DNA - BINDING AGENT REPRESENTING HIGHLY POTENT CLASS OF POTENTIAL THERAPEUTICS

CNS pharmaceuticals 20 Value Driving Milestones Berubicin Development in the U.S. x Orphan Drug Designation June 2020 x IND Accepted for Berubicin Dec. 2020 x Initiated Potentially Pivotal Global Berubicin trial for GBM May 2021 x Fast Track Designation June 2021 x Patient Dosing in Potentially Pivotal Global Study Commenced Aug. 2021 Interim Analysis in Potentially Pivotal Study 1H 2023

CNS pharmaceuticals 21 Financial Snapshot Market Cap 1 ~$30.4M 1: As of November 30, 2021; 2: As of November 12, 2021 NASDAQ: CNSP IPO $9.8M November 7, 2019 Shares Outstanding 2 ~27.9M Average Volume 1 ~201K Cash Balance $8.3M As of September 30, 2021

CNS pharmaceuticals 22 Investment Summary DEVELOPING A PIPELINE OF ANTI - CANCER DRUG CANDIDATES FOR THE TREATMENT OF BRAIN CANCERS, AN AREA IN NEED OF NEW INNOVATIONS Multiple value - driving milestones expected throughout 2021 and 2022 1 Lead program, Berubicin, in ongoing potentially pivotal study ; entering 2 additional clinical trials in 2022 2 Berubicin is a novel anthracycline, a class of molecules among the most effective anti - cancer treatments 3 Interim Berubicin data expected 4Q 2022 in WPD’s trial in Poland 4 Multiple growth paths: • Berubicin metastatic indications • WP1244 / WP1874 program • Seeking to in - licensing additional assets

www.cnspharma.com 2100 West Loop South, Suite 900 Houston, TX 77027 (800) 946 - 9185 NASDAQ: CNSP